UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2009

FIRST FEDERAL BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-25509	42-1485449
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

329 Pierce Street, Sioux City, Iowa	51101
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (712) 277-0200

                                       Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 31, 2009, pursuant to a Stipulation and Consent to Issuance of Order to Cease and Desist, First Federal Bankshares, Inc. (the “Company”) consented to the issuance of a Cease and Desist Order (the “Company Cease and Desist Order”) by the Office of Thrift Supervision, the Company’s primary federal regulator (the “OTS”).  Among other things, the Company Cease and Desist Order provides that:

•
By August 31, 2009, the Board of Directors of the Company shall adopt and submit to the OTS a business plan for enhancing the consolidated capital and earnings of the Company.  At a minimum, the business plan shall address capital infusions to attain no later than December 31, 2009 and thereafter maintain at Vantus Bank, the Company’s savings association subsidiary (the “Bank”), a Tier 1 (Core) Capital Ratio of at least 8.0% and a Total Risk-Based Capital Ratio of at least 12.0%.

•
Effective immediately, the Company shall not declare or pay any dividends or capital distributions on the Company’s common stock or repurchase such shares without the prior written non-objection of the OTS.

•	The Company shall not incur or increase any debt without the prior written non-objection of the OTS.

•	Effective immediately, the Company shall not make any “golden parachute payment” or any prohibited indemnification payment unless the Company complies with 12 C.F.R. Part 359.

•	Effective immediately, the Company shall comply with the OTS prior notification requirements for changes in directors and senior executive officers set forth in 12 C.F.R. Part 563, Subpart H.

•
Effective immediately, the Company shall not enter into, renew or extend any contractual arrangements related to compensation or benefits with any director or senior executive officer of the Company without first providing OTS prior written notice.

The Company Cease and Desist Order will remain in effect until terminated, modified or suspended by the OTS.

Also on July 31, 2009, pursuant to a Stipulation and Consent to Issuance of Order to Cease and Desist, the Bank consented to the issuance of a Cease and Desist Order (the “Bank Cease and Desist Order”) by the OTS, the Bank’s primary federal regulator.  Among other things, the Bank Cease and Desist Order provides that:

•
No later than December 31, 2009, the Bank shall achieve and maintain a Tier 1 (Core) Capital Ratio of at least 8.0% and a Total Risk-Based Capital Ratio of at least 12.0% after the funding of an adequate allowance for loan and lease losses.

•
By August 31, 2009, the Board of Directors of the Bank shall adopt and submit to the OTS a written capital plan to achieve and maintain the foregoing capital levels.  At a minimum, the plan shall detail capital enhancement strategies under different, progressively stressed economic environments, identify specific sources of additional capital and provide for alternative methods to strengthen capital, should the primary sources not be available.

•
In the event the Bank fails to submit an acceptable capital plan or fails to implement its capital plan, the Board of Directors of the Bank shall prepare a contingency plan within 30 days of such failure. The contingency plan shall detail actions to be taken to achieve either a merger or acquisition of the Bank by another depository institution or a voluntary liquidation of the Bank.

•
By August 31, 2009, the Board of Directors of the Bank shall adopt and submit to the OTS a liquidity management and contingency plan that, among other things, sets forth short- and long-term sources of liquidity, addresses wholesale funding sources, and addresses contingency plans in the event or unanticipated withdrawals of deposits or elimination of current sources of funds.

•	Effective immediately, the Bank shall not purchase collateralized debt obligations or trust preferred securities without the prior written approval of the OTS.

•
By August 31, 2009, the Board of Directors of the Bank shall adopt and submit to the OTS a comprehensive business plan for the period beginning with the quarter ending June 30, 2009 through the quarter ending December 31, 2011 setting forth strategies to improve earnings and the net interest margin and incorporating the capital restoration plan and the liquidity contingency plan referred to above.

•
Effective immediately, the Bank shall not without the prior written approval of the OTS increase its total assets during any quarter in excess of an amount equal to net interest credited on deposit liabilities during the quarter.

•	Effective immediately, the Bank shall not accept, renew or roll over any brokered deposit or act as a deposit broker.

•
Effective immediately, the Board of Directors of the Bank shall not declare or pay dividends or make any other capital distributions on the common stock of the Bank without the prior written approval of the OTS.

•	Effective immediately, the Bank shall not make any “golden parachute payments” or prohibited indemnification payment unless the Bank has complied with 12 C.F.R. Part 359 and 12 C.F.R. Section 545.121.

•	Effective immediately, the Bank shall comply with the prior notification requirements for changes in directors and senior executive officers set forth in 12 C.F.R. Part 563, Subpart H.

•
Effective immediately, the Bank shall not enter into, extend or revise any contractual arrangement relating to compensation or benefits for any senior executive officer or director unless prior written notice is provided to the OTS.

•
Effective immediately, the Bank shall not increase any salaries, bonuses or director’s fees or make any other similar payments to directors or senior executive officers without prior written non-objection from the OTS.

•
Effective immediately, the Bank shall not enter into any arrangement or contract with a third party service provider that is significant or outside the Bank’s normal course of business without obtaining written non-objection from the OTS.

•	Effective immediately, the Bank shall not engage in any new transaction with an affiliate unless the Bank has complied with certain regulatory requirements.

The Bank Cease and Desist Order will remain in effect until terminated, modified or suspended by the OTS.

Any material failure by the Company and the Bank to comply with the provisions of the Company Cease and Desist Order and the Bank Cease and Desist Order, respectively, could result in further enforcement actions by the OTS. While the Company and the Bank intend to take such actions as may be necessary to comply with the requirements of the orders, there can be no assurance that the Company or the Bank will be able to comply fully with the orders, or that efforts to comply with the orders will not have adverse effects on the operations and financial condition of the Company or the Bank.

A copy of the Bank’s Stipulation and Consent to Issuance of Order to Cease and Desist and the Bank Cease and Desist Order is included as Exhibit 10.1 and Exhibit 10.2, respectively, and is incorporated herein by reference. A copy of the Company’s Stipulation and Consent to Issuance of Order to Cease and Desist and the Company Cease and Desist Order is included as Exhibit 10.3 and Exhibit 10.4, respectively, and is incorporated herein by reference. The description of the Bank Cease and Desist Order and the Company Cease and Desist Order set forth above does not purport to be complete, and is qualified by reference to the full text of the Bank Cease and Desist Order and the Company Cease and Desist Order, respectively.

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibit 10.1: Stipulation and Consent to Issuance of Order to Cease and Desist for Bank

Exhibit 10.2: Bank Cease and Desist Order

Exhibit 10.3: Stipulation and Consent to Issuance of Order to Cease and Desist for Company

Exhibit 10.4: Company Cease and Desist Order

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FEDERAL BANKSHARES, INC.

DATE: August 4, 2009	By:	/s/ Levon Mathews
Levon Mathews
President and Chief Executive Officer